Income Taxes - Reconciliation of income tax (Details) - CAD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Income Taxes
Net income (loss) for the year before taxes	$ 182,489	$ (41,989)
Statutory tax rate	27.00%	27.00%
Income tax recovery at the statutory rate	$ 49,272	$ (11,337)
Non-deductible items and other differences	(55)	5,765
Differences in tax rates	(9,731)	1,009
Change in unrecognised tax benefits	(4,446)	$ 4,563
Deferred income tax expense	$ 35,040